February 1, 2002

              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                                       FOR

FUND                                                   DATED
Pioneer Global Financials Fund                         December 28, 2001
Pioneer Global Telecoms Fund                           December 28, 2001
Pioneer Global Health Care Fund                        December 28, 2001
Pioneer Europe Select Fund                             December 28, 2001
Pioneer High Yield Fund                                March 1, 2001
Pioneer Europe Fund                                    March 1, 2001
Pioneer Mid-Cap Value Fund                             March 1, 2001
Pioneer Equity-Income Fund                             March 1, 2001
Pioneer Small Company Fund                             March 1, 2001
Pioneer Emerging Markets Fund                          April 2, 2001
Pioneer International Value Fund                       April 2, 2001
Pioneer Small-Cap Value Fund                           September 6, 2001
Pioneer Fund                                           May 1, 2001
Pioneer Cash Reserves Fund                             August 31, 2001 (as
                                                       revised October 10, 2001)
Pioneer America Income Trust                           May 1, 2001
Pioneer Real Estate Shares                             May 1, 2001
Pioneer Growth Shares                                  May 1, 2001
Pioneer Balanced Fund                                  May 1, 2001
Pioneer Tax-Free Income Fund                           May 1, 2001
Pioneer International Equity Fund                      July 30, 2001
Pioneer Bond Fund                                      October 29, 2001
Pioneer Tax-Managed Fund                               March 1, 2001


ADDITIONAL PAYMENTS TO DEALERS

From time to time, PFD or its affiliates may elect to make payments to broker-dealers in addition to the commissions described above. PFD may elect to reallow the entire initial sales charge to participating dealers for all Class A sales with respect to which orders are placed during a particular period. Dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters under federal securities laws. Contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. a fee of up to 0.20% on qualifying sales of the fund's Class A, Class B and Class C shares through such dealer. In addition, PFD or its affiliates may elect to pay broker-dealers an additional commission based on the net asset value of all of the fund's Class B or Class C shares sold by a dealer during a particular period. With respect to the funds listed above, PFD has elected to make the following payments to A.G. Edwards with respect to orders placed from February 1, 2002 through April 15, 2002: (i) PFD will reallow the entire sales charge for all sales of Class A shares for orders placed for IRA accounts; (b) an amount equal to 0.50% of the net asset value of the fund's Class B shares sold to IRA accounts; and (iii) 0.50% of the net asset value of the fund's Class C shares sold to IRA accounts.

PFD may elect to pay, at its own expense, additional cash or other incentives to dealers that sell or arrange for the sale of shares of the fund. Such cash or other incentives may take the form of payment for attendance at preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and preapproved sales campaigns or dealer-sponsored events. PFD may also elect to make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. PFD will offer such cash and other incentives only to the extent permitted by applicable law or by a self-regulatory agency such as the National Association of Securities Dealers, Inc.